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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 29, 2002


                             ON-SITE SOURCING, INC.
               (Exact name of registrant as specified in charter)


              Delaware                                 0-20947                              54-1648470
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)


                             832 North Henry Street
                           Alexandria, Virginia 22314
              (Address of Principal Executive Offices and Zip Code)


                                 (703) 276-1123
              (Registrant's telephone Number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 26, 2002, On-Site Sourcing, Inc., a Delaware corporation (the "Company"), determined not to retain Reznick Fedder & Silverman as its independent accountant and determined to engage PricewaterhouseCoopers LLP as its new independent accountant. The change in independent accountants became effective March 29, 2002, subsequent to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The decision not to retain Reznick Fedder & Silverman and to engage PricewaterhouseCoopers LLP was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         Reznick Fedder & Silverman's reports on the Company's financial statements did not, in either of the past two fiscal years, contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and the subsequent interim period between December 31, 2001 and March 29, 2002, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC")).

         During the Company's two most recent fiscal years and the subsequent interim period between December 31, 2001 and March 29, 2002, there were no disagreements with Reznick Fedder & Silverman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The Company provided Reznick Fedder & Silverman with a copy of the foregoing disclosures in advance of the day that these disclosures were filed by the Company with the SEC. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Reznick Fedder & Silverman's letter, dated March 29, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years and the subsequent interim period between December 31, 2001 and March 29, 2002, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       -----------
16.1              Letter of Reznick Fedder & Silverman regarding change in certifying accountant

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ON-SITE SOURCING, INC.



                                    By:  /s/ JASON PARIKH
                                       --------------------------------
                                       Name:  Jason Parikh
                                       Title: Chief Financial Officer
                                              and Secretary

Dated: March 29, 2002

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------
16.1                       Letter of Reznick Fedder & Silverman regarding change in certifying accountant